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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 10, 2004

                              CROSSTEX ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                    000-50536                    52-2235832
(State of incorporation      (Commission file number)         (I.R.S. employer
    or organization)                                      identification number)

     2501 CEDAR SPRINGS, SUITE 600
               DALLAS, TX                                          75201
(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (214) 953-9500

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

      Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

   EXHIBIT
   NUMBER              DESCRIPTION
   ------              -----------
   99.1         --     Crosstex Energy, L.P. Press Release dated August 10, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 10, 2004, Crosstex Energy, L.P., a Delaware limited partnership (the "Partnership"), issued a press release announcing its financial results for the three-month period ended June 30, 2004. Crosstex Energy, Inc. (the "Registrant") owns the general partner, a 54.3 percent limited partner interest and the incentive distribution rights of the Partnership. The Registrant hereby incorporates by reference into this Item 12 the information set forth in the Partnership's press release, dated August 10, 2004, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CROSSTEX ENERGY, INC.

Date: August 10, 2004                          By: /s/ William W. Davis
                                                   ----------------------------
                                                   William W. Davis
                                                   Executive Vice President and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
99.1       --    Crosstex Energy, L.P. Press Release dated August 10, 2004


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